                             PROSPECTUS

                             ---------------------------------------------------

                             [HARBOR FUND LOGO]

                             ---------------------------------------------------

                             MARCH 1, 1997

                             (AS REVISED NOVEMBER 1, 1997)





                             -------------
                             HARBOR FUND

--------------------------------------------------------------------------------
   HARBOR FUND                                      PROSPECTUS--MARCH 1, 1997

   One SeaGate      Toledo, Ohio 43666          (As revised November 1, 1997)

--------------------------------------------------------------------------------


  Harbor Fund is a family of nine no-load mutual funds that offers you investment opportunities in six equity funds: HARBOR GROWTH FUND, HARBOR INTERNATIONAL GROWTH FUND, HARBOR CAPITAL APPRECIATION FUND, HARBOR INTERNATIONAL FUND II, HARBOR INTERNATIONAL FUND AND HARBOR VALUE FUND; two fixed-income funds: HARBOR BOND FUND AND HARBOR SHORT DURATION FUND; and a money market fund: HARBOR MONEY MARKET FUND. An investment in Harbor Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


  The Funds and their investment objectives are described on the next page. You may wish to pursue more than one investment objective by diversifying your portfolio and investing in more than one Harbor Fund. Investing in the Funds involves various investment risks and there can be no assurance that a Fund will achieve its investment objective.

  This prospectus gives you information about Harbor Fund that you should know before you invest. Additional information is included in the statement of additional information dated March 1, 1997, as amended or supplemented from time to time, filed with the Securities and Exchange Commission ("SEC") and incorporated by reference in this prospectus. For a copy, call 1-800-422-1050 or write to Harbor Fund. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Prospectus Summary.......................      2
Financial Highlights.....................      6
Harbor Fund in Detail....................     10
Your Harbor Fund Account.................     17
Shareholder and Account Policies.........     22
The Adviser, Subadvisers, Distributor and
  Shareholder Servicing Agent............     24



                                             PAGE
                                             ----
Description of Securities and Investment
  Techniques.............................     27
Performance and Yield Information........     36
Portfolio Transactions...................     37
Distributions and Tax Information........     37
Organization and Capitalization..........     39
Appendix A...............................     40


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

  This Summary is qualified in its entirety by the more detailed information set forth in the Prospectus.

HARBOR FUND     Harbor Fund is a no-load, open-end management investment
                company, consisting of nine diversified mutual funds, registered under the Investment Company Act of 1940 ("Investment Company
                Act"). Each mutual fund represents a separate and distinct series of Harbor Fund's shares of beneficial interest. See
                Organization and Capitalization.




INVESTMENT      The Funds are presented here in order of descending risk.
OBJECTIVES AND  Generally, if you are seeking higher returns you must assume
POLICIES        greater risk as determined by the volatility of the net asset value of a Fund's shares. See Financial Highlights.


                                          EQUITY FUNDS

                The Equity Funds may be appropriate for investors who are willing to assume the risk of changes in the value of common stocks.


                HARBOR GROWTH FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies with market capitalizations or estimated revenues of not more than $500 million at the time of initial investment.



                HARBOR INTERNATIONAL GROWTH FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.



                HARBOR CAPITAL APPRECIATION FUND'S investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion and above-average prospects for growth.



                HARBOR INTERNATIONAL FUND II'S investment objective is long-term total return principally from growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.



                HARBOR INTERNATIONAL FUND'S investment objective is long-term total return principally from growth of capital. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of foreign issuers.



                HARBOR VALUE FUND'S investment objective is long-term total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in dividend-paying common stocks.


                                       FIXED-INCOME FUNDS

                The Fixed-Income Funds are designed for investors who are willing to assume the risk of changing interest rates and other factors, such as duration and maturity, that affect the market value of bonds.


                HARBOR BOND FUND'S investment objective is total return. The Fund seeks to achieve its objective by investing in an actively managed portfolio of fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries.



                HARBOR SHORT DURATION FUND'S investment objective is total return that is consistent with preservation of capital. The Fund seeks to achieve its objective by investing in an actively managed portfolio of short-term, high grade fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries.

                                       MONEY MARKET FUND

                The Money Market Fund is designed for investors seeking the lowest possible investment risk associated with an investment in a mutual fund.


                HARBOR MONEY MARKET FUND'S investment objective is current income. Consistent with its policy of preservation of capital and liquidity, the Fund seeks to achieve its objective by investing in money market instruments of domestic and foreign issuers.



INVESTMENT      Harbor Fund, on behalf of each Fund, has engaged Harbor Capital
ADVISER         Advisors, Inc. ("Adviser") as investment adviser. The Adviser supervises the portfolio management of each Fund by its subadviser, recommends the hiring, termination and replacement of subadvisers to Harbor Fund's Board of Trustees and administers each Fund's business affairs. See The Adviser, Subadvisers, Distributor and Shareholder Servicing Agent.


THE SUB-        Each Fund's portfolio is managed by one or more subadvisers
ADVISERS        ("Subadvisers") consistent with each Fund's investment objective and policies.


                HARBOR GROWTH FUND:                          Emerging Growth
                                                             Advisors, Inc.


                HARBOR INTERNATIONAL GROWTH FUND AND
                HARBOR CAPITAL APPRECIATION FUND:            Jennison Associates
                                                             Capital Corp.


                HARBOR INTERNATIONAL FUND II:                Summit
                                                             International
                                                             Investments, Inc.


                HARBOR INTERNATIONAL FUND:                   Northern Cross
                                                             Investments Limited

                HARBOR VALUE FUND:                           DePrince, Race &
                                                             Zollo, Inc. and
                                                             Richards &
                                                             Tierney, Inc.

                HARBOR BOND FUND:                            Pacific Investment
                                                             Management Company

                HARBOR SHORT DURATION FUND AND
                HARBOR MONEY MARKET FUND:                    Fischer Francis
                                                             Trees & Watts, Inc.

RISK FACTORS    Each Equity Fund is subject to the risks associated with
                investing in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, political and economic news.

                Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund invest in foreign securities. Foreign securities and foreign currencies may involve risks in addition to the risks associated with equity securities generally. These include currency fluctuations, risks relating to political or economic conditions in the foreign country and the potentially less stringent investor protection, disclosure standards and settlement procedures of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

                Each Fixed-Income Fund is subject to the risks associated with investing in bonds. Bonds are issued to evidence loans that investors make to corporations and governments. Bonds in which the Funds may invest are issued by U.S. corporations, by the U.S. Treasury, by various cities and states and by various federal, state and local government agencies. Foreign companies and governments also issue bonds available to U.S. investors.

                Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. Generally the longer the maturity of a fixed-income security, the higher its yield and the greater its price volatility. Conversely, usually the shorter the maturity, the lower the yield but the greater the price stability.

                These factors operate in the fixed-income market place to have an effect on the volatility of the share price of each Fixed-Income Fund. A change in the level of interest rates causes the net asset value per share of a Fixed-Income Fund to change. If sustained over time, it would also have the effect of raising or lowering the yield of the Fund.

                Fixed-Income securities are also subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will result. Therefore, lower-rated bonds tend to sell at higher yields than higher-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity. See Description of Securities and Investment Techniques--Fixed-Income Securities.

                The Funds may engage in short-selling of securities which may increase a Fund's costs. A Fund whose portfolio turnover rate is greater than 100% may also incur additional costs related to transactions in securities. See Financial Highlights.

                Harbor Short Duration Fund invests in reverse repurchase agreements which will have the effect of leveraging the Fund's assets. The use of leverage by the Fund, which may be considered speculative, creates an opportunity for increased returns but at the same time creates special risks. See Description of Securities and Investment Techniques--Reverse Repurchase Agreements.


HOW TO BUY      You may purchase shares of each Fund at the net asset value next
SHARES          determined after receipt and acceptance of your purchase order.
                The minimum initial investment in each Fund is $2,000. The minimum is lowered to $500 per Fund if you are investing in an IRA, SEP-IRA, UGMA, UTMA, profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan. See
                Your Harbor Fund Account--How to Buy Shares.


HOW TO SELL     You may redeem shares directly from a Fund at the net asset
SHARES          value per share next determined after receipt of your redemption request in proper order. Redemptions may be made by mail or telephone. Shareholders in Harbor Money Market Fund also have a checkwriting privilege available. See Your Harbor Fund
                Account--How to Sell Shares.


DISTRIBUTION    Unless you elect to receive income dividends and capital gains
OPTIONS         in cash or shares of another Harbor Fund, they will be
                reinvested in additional shares of the respective distributing
                Fund. Dividend and capital gains distributions, if any, are made at least annually. See Distributions and Tax Information.


EXCHANGE        You may exchange your shares of any Fund for shares of another
PRIVILEGE       Fund (except Harbor International Fund unless you have an
                existing account) at the net asset value next determined after receipt of your exchange request in proper order. A telephone exchange privilege is available. See Shareholder and Account
                Policies.


NET ASSET       The net asset value per share of each Fund is calculated on each
VALUE           day the New York Stock Exchange is open for trading. Call
                1-800-422-1050 for the current day's net asset value of any Fund. See Shareholder and Account Policies--Transaction Details.


                Each Fund has qualified and has elected to be treated as a
TAXATION regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code and intends to continue to qualify for such treatment. See Distributions and Tax Information.



SHAREHOLDER     Each shareholder will receive annual and semi-annual reports
COMMUNICATION   containing financial statements, a statement confirming each share transaction and quarterly combined statements. Financial statements included in annual reports are audited by Harbor
                Fund's independent certified public accountants.

EXPENSE INFORMATION


  The following table lists estimated Annual Operating Expenses for each Fund for the fiscal year ending October 31, 1997 based on actual expenses incurred in the most recently completed fiscal year.



                                                 HARBOR          HARBOR
                                     HARBOR   INTERNATIONAL     CAPITAL         HARBOR          HARBOR       HARBOR   HARBOR
                                     GROWTH      GROWTH       APPRECIATION   INTERNATIONAL   INTERNATIONAL   VALUE     BOND
                                      FUND        FUND            FUND        FUND II(1)        FUND(1)       FUND    FUND(1)
                                     ------   -------------   ------------   -------------   -------------   ------   -------
Annual Fund Operating Expenses
  (as a percentage of
  average net assets)
     Advisory Fees
      (after fee adjustment)(1)....  0.75%        0.75%          0.60%           0.55%           0.80%       0.60%     0.47%
    Other Expenses.................  0.17%        0.36%          0.15%           0.95%           0.19%       0.23%     0.24%
                                     -----        -----          -----           -----           -----       -----     -----
    Total Operating Expenses(2)....  0.92%        1.11%          0.75%           1.50%           0.99%       0.83%     0.71%
                                     =====        =====          =====           =====           =====       =====     =====

                                      HARBOR    HARBOR
                                      SHORT      MONEY
                                     DURATION   MARKET
                                     FUND(1)    FUND(1)
                                     --------   -------
Annual Fund Operating Expenses
  (as a percentage of
  average net assets)
     Advisory Fees
      (after fee adjustment)(1)....   0.20%      0.18%
    Other Expenses.................   1.39%*     0.46%
                                      -----      -----
    Total Operating Expenses(2)....   1.59%*     0.64%
                                      =====      =====


------------

* Includes interest expense of 1.26%. Excluding interest expense, other expenses would be 0.13% and total operating expenses would be 0.33%.

(1) The Adviser (and in the case of Harbor International Fund, the Subadviser) has voluntarily agreed that all or a portion of their fees will not be imposed during the current fiscal year. In the absence of such an agreement, the advisory fees for Harbor International Fund II, Harbor International Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund would be 0.75%, 0.85%, 0.70%, 0.40% and 0.30%, respectively; and the estimated Total Operating Expenses would be 1.70%, 1.04%, 0.94%, 1.79%, (0.53% excluding interest expense) and 0.76%, respectively. Total operating expenses for Harbor International Growth Fund, Harbor International II and Harbor Bond Fund are restated to reflect current investment advisory fees.


(2) During the year ended October 31, 1996, custodian fees were reduced by credits resulting from cash balances maintained with State Street Bank and Trust Company. In the absence of such credits, the Total Operating Expenses shown in the above table would be .93% for Harbor Growth Fund, 1.12% for Harbor International Growth Fund, 1.51% for Harbor International Fund II, 1.61% for Harbor Short Duration Fund, and .65% for Harbor Money Market Fund.


Example: You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return and redemption at the end of each time period:


                                               1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                               ------           -------           -------           --------
Harbor Growth Fund.......................       $ 9               $30               $52               $119
Harbor International Growth Fund.........       $11               $36               $63               $143
Harbor Capital Appreciation Fund.........       $ 8               $24               $42               $ 97
Harbor International Fund II.............       $15               $48               $85               $193
Harbor International Fund................       $10               $32               $56               $128
Harbor Value Fund........................       $ 9               $27               $47               $107
Harbor Bond Fund.........................       $ 7               $23               $40               $ 92
Harbor Short Duration Fund*..............       $16               $51               $90               $205
Harbor Money Market Fund.................       $ 7               $21               $36               $ 83


  The purpose of the above table and Example is to summarize the aggregate expenses of each Fund to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------
* Includes interest expense. Excluding interest expense, the expenses would be $3, $11, $19 and $43, respectively.

                              FINANCIAL HIGHLIGHTS

  The tables below provide share information derived from each Fund's financial statements relating to income from investment operations, distributions, total return and ratios and other supplemental information. The following information has been examined by Price Waterhouse LLP, independent accountants, whose


                                                         INCOME FROM INVESTMENT OPERATIONS
                                                    -------------------------------------------
                                                                          NET REALIZED AND
                                                                     UNREALIZED GAINS (LOSSES)
                                  NET ASSET VALUE                     ON INVESTMENTS, FUTURES,    TOTAL FROM
                                   BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN       INVESTMENT
        YEAR/PERIOD ENDED             PERIOD         INCOME/LOSS         CURRENCY CONTRACTS       OPERATIONS
------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 1996.................     $15.73            $(.08)(a)              $ 2.20               $ 2.12
October 31, 1995.................      12.83             (.04)                   3.26                 3.22
October 31, 1994.................      14.01               --                   (1.16)               (1.16)
October 31, 1993.................      12.42              .01                    2.95                 2.96
October 31, 1992.................      15.76              .02                   (1.01)                (.99)
October 31, 1991.................      10.21              .04                    6.53                 6.57
October 31, 1990.................      12.95              .10                   (2.24)               (2.14)
October 31, 1989.................      11.04              .09                    1.94                 2.03
October 31, 1988.................      10.25              .12                    1.56                 1.68
October 31, 1987(2)..............      10.00              .07                     .44                  .51
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1996.................     $12.10            $ .14(a)               $ 3.22               $ 3.36
October 31, 1995.................      11.53              .11*                    .54                  .65
October 31, 1994(3)..............      10.00              .07*                   1.47                 1.54
------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(4)
October 31, 1996.................     $23.20            $ .02                  $ 3.00               $ 3.02
October 31, 1995.................      17.31              .04                    6.06                 6.10
October 31, 1994.................      17.30              .03                    1.14                 1.17
October 31, 1993.................      16.30              .03                    3.03                 3.06
October 31, 1992.................      15.18              .02                    2.12                 2.14
October 31, 1991.................      10.65              .06                    5.47                 5.53
October 31, 1990.................      13.42              .15                   (1.53)               (1.38)
October 31, 1989.................      11.67              .22                    2.09                 2.31
October 31, 1988(5)..............      10.00              .14                    1.53                 1.67
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 1996(6)..............     $10.00            $ .01*                 $  .46               $  .47
------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(7)
October 31, 1996.................     $26.93            $ .41*                 $ 4.41               $ 4.82
October 31, 1995.................      26.87              .39*                    .85                 1.24
October 31, 1994.................      22.85              .26*                   3.98                 4.24
October 31, 1993.................      16.77              .17*                   6.31                 6.48
October 31, 1992.................      17.69              .24                    (.95)                (.71)
October 31, 1991.................      15.74              .16                    2.47                 2.63
October 31, 1990.................      15.99              .37*                    .27                  .64
October 31, 1989.................      13.00              .18*                   3.67                 3.85
October 31, 1988(5)..............      10.00              .07*                   2.93                 3.00
------------------------------------------------------------------------------------------------------------


                                           LESS DISTRIBUTIONS
                                   -----------------------------------
                                   DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                   NET INVESTMENT      NET REALIZED      NET INVESTMENT
        YEAR/PERIOD ENDED              INCOME        CAPITAL GAINS**         INCOME
---------------------------------------------------------------------------------------
HARBOR GROWTH FUND(1)
October 31, 1996.................      $   --             $(1.85)            $  --
October 31, 1995.................          --               (.32)               --
October 31, 1994.................          --               (.02)               --
October 31, 1993.................        (.01)             (1.36)               --
October 31, 1992.................        (.04)             (2.31)               --
October 31, 1991.................        (.08)              (.94)               --
October 31, 1990.................        (.11)              (.49)               --
October 31, 1989.................        (.12)                --                --
October 31, 1988.................        (.10)              (.79)               --
October 31, 1987(2)..............          --               (.26)               --
---------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1996.................      $ (.11)            $   --             $  --
October 31, 1995.................        (.08)                --                --
October 31, 1994(3)..............        (.01)                --                --
---------------------------------
HARBOR CAPITAL APPRECIATION FUND(
October 31, 1996.................      $ (.03)            $ (.31)            $  --
October 31, 1995.................        (.04)              (.17)               --
October 31, 1994.................        (.03)             (1.13)               --
October 31, 1993.................        (.02)             (2.04)               --
October 31, 1992.................        (.04)              (.98)               --
October 31, 1991.................        (.14)              (.86)               --
October 31, 1990.................        (.21)             (1.18)               --
October 31, 1989.................        (.18)              (.38)               --
October 31, 1988(5)..............          --                 --                --
---------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 1996(6)..............      $   --             $   --             $  --
---------------------------------
HARBOR INTERNATIONAL FUND(7)
October 31, 1996.................      $ (.41)            $ (.13)            $  --
October 31, 1995.................        (.24)              (.94)               --
October 31, 1994.................        (.22)                --                --
October 31, 1993.................        (.22)              (.18)               --
October 31, 1992.................        (.21)                --                --
October 31, 1991.................        (.34)              (.34)
October 31, 1990.................        (.17)              (.72)               --
October 31, 1989.................        (.10)              (.76)               --
October 31, 1988(5)..............          --                 --                --
---------------------------------


  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:
      Year ended October 31, 1996 -- International II $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; Money Market less than $.01 per share.
      Year ended October 31, 1995 -- International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1994 -- International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1993 -- International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1992 -- Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share. Year ended October 31, 1991 -- Value $.01 per share; Bond $.04 per share. Year ended October 31, 1990 -- International $.01 per share; Value $.02 per share; Bond $.02 per share.
      Year ended October 31, 1989 -- International $.08 per share; Value $.04 per share; Bond $.04 per share.
      Period ended October 31, 1988 -- International $.07 per share; Value $.04 per share; Bond $.03 per share.
 ** Includes both short-term and long-term capital gains.
*** Average commission rate paid may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rates may differ.
(a) Based on monthly average of shares outstanding during the fiscal year.

report thereon is incorporated by reference, and attached to the Statement of Additional Information. Further information about the performance of each Fund is contained in Harbor Fund's Annual and Semi-Annual Reports to Shareholders which may be obtained without charge by calling 800-422-1050.



       TAX                                                                       RATIO OF            RATIO OF
      RETURN                        NET ASSET                NET ASSETS     OPERATING EXPENSES   INTEREST EXPENSE
        OF           TOTAL        VALUE END OF     TOTAL    END OF PERIOD       TO AVERAGE          TO AVERAGE
     CAPITAL     DISTRIBUTIONS       PERIOD        RETURN   ($ THOUSANDS)     NET ASSETS (%)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------
      $   --        $(1.85)          $16.00         14.84%      113,511            0.92%                 --
          --          (.32)           15.73         25.93       137,524            0.93                  --
          --          (.02)           12.83         (8.29)      141,330            0.93                  --
          --         (1.37)           14.01         26.17       208,320            0.90                  --
          --         (2.35)           12.42         (7.48)      191,464            0.90                  --
          --         (1.02)           15.76         68.72       211,494            0.91                  --
          --          (.60)           10.21        (17.43)      122,622            0.94                  --
          --          (.12)           12.95         18.55       139,399            1.03                  --
          --          (.89)           11.04         17.52       115,972            1.06                  --
          --          (.26)           10.25          0.10++      98,715            1.33+                 --
-----------------------------------------------------------------------------------------------------------------
      $   --        $ (.11)          $15.35         27.86%   $  478,969            1.10%                 --
          --          (.08)           12.10          5.83       122,415            1.21*                 --
          --          (.01)           11.53         15.36        74,734            1.32*                 --
-----------------------------------------------------------------------------------------------------------------
      $   --        $ (.34)          $25.88         13.22%   $1,583,215            0.75%                 --
          --          (.21)           23.20         35.73       925,751            0.75                  --
          --         (1.16)           17.31          7.25       225,984            0.81                  --
          --         (2.06)           17.30         20.16       145,331            0.86                  --
          --         (1.02)           16.30         14.41        77,445            0.91                  --
          --         (1.00)           15.18         55.35        80,316            0.89                  --
          --         (1.39)           10.65        (11.52)       54,560            0.88                  --
          --          (.56)           13.42         20.91        60,367            0.92                  --
          --            --            11.67         15.89++      46,457            0.99+                 --
-----------------------------------------------------------------------------------------------------------------
      $   --        $   --           $10.47          4.70%++ $   12,573           1.44%*+               --
-----------------------------------------------------------------------------------------------------------------
      $   --        $(0.54)          $31.21         18.17%   $4,030,127            0.99%*                --
          --         (1.18)           26.93          5.06     3,267,157            1.04*                 --
          --          (.22)           26.87         18.57     3,129,634            1.10*                 --
          --          (.40)           22.85         39.51     2,275,053            1.20*                 --
          --          (.21)           16.77         (4.08)      700,733            1.28                  --
          --          (.68)           17.69         17.74       205,703            1.35                  --
          --          (.89)           15.74          3.81        63,745            1.40*                 --
          --          (.86)           15.99         31.30        29,018            1.15*                  --
          --            --            13.00         30.00++      10,349            1.78*+                --
-----------------------------------------------------------------------------------------------------------------


       RATIO OF NET                       AVERAGE
     INVESTMENT INCOME                   COMMISSION
        TO AVERAGE        PORTFOLIO         RATE
      NET ASSETS (%)     TURNOVER (%)     PAID***
---------------------------------------------------
           (0.50)%            87.97%       $.0561
           (0.30)             87.94            --
              --             115.89            --
            0.11             170.85            --
            0.14              83.83            --
            0.32              97.64            --
            0.74              95.95            --
            0.75             104.09            --
            1.14              52.63            --
            0.72+             56.28            --
---------------------------------------------------
             .99 %            55.17%       $.0322
            1.31 *            74.86            --
            0.87 *            41.80            --
---------------------------------------------------
            0.11 %            73.69%       $.0629
            0.23              51.65            --
            0.24              72.89            --
            0.24              93.24            --
            0.12              69.33            --
            0.47              89.99            --
            1.18             162.43            --
            1.77              75.11            --
            1.48+             47.67            --
---------------------------------------------------
            0.40%*+            2.61%       $.0003
---------------------------------------------------
            1.42%*             9.73%       $.0119
            1.53 *            14.01            --
            1.09 *            28.70            --
            1.28 *            15.70            --
            1.98              24.67            --
            1.76              18.63            --
            2.82 *            28.28            --
            1.56 *            21.05            --
            0.87*+            26.66            --
---------------------------------------------------


(1) Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.
(2) For the period November 19, 1986 (commencement of operations) through October 31, 1987.
(3) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(4) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
(5) For the period December 29, 1987 (commencement of operations) through October 31, 1988.
(6) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
(7) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
(8) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
(9) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
 + Annualized
++ Unannualized

                                                         INCOME FROM INVESTMENT OPERATIONS
                                                    -------------------------------------------
                                                                          NET REALIZED AND
                                                                     UNREALIZED GAINS (LOSSES)
                                  NET ASSET VALUE                     ON INVESTMENTS, FUTURES,    TOTAL FROM
                                   BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN       INVESTMENT
        YEAR/PERIOD ENDED             PERIOD            INCOME           CURRENCY CONTRACTS       OPERATIONS
------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(8)
October 31, 1996.................     $14.57            $ .40                  $ 2.74               $ 3.14
October 31, 1995.................      13.50              .40                    2.13                 2.53
October 31, 1994.................      14.31              .36                     .27                  .63
October 31, 1993.................      13.24              .35                    1.22                 1.57
October 31, 1992.................      13.10              .41*                    .49                  .90
October 31, 1991.................      10.84              .46*                   2.71                 3.17
October 31, 1990.................      13.77              .51*                  (2.13)               (1.62)
October 31, 1989.................      11.73              .47*                   2.49                 2.96
October 31, 1988(5)..............      10.00              .29*                   1.69                 1.98
------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 1996.................     $11.21            $ .72*                 $  .09               $  .81
October 31, 1995.................      10.41              .74*                    .73                 1.47
October 31, 1994.................      11.92              .68*                  (1.02)                (.34)
October 31, 1993.................      11.35              .68*                    .82                 1.50
October 31, 1992.................      11.11              .79*                    .50                 1.29
October 31, 1991.................      10.03              .83*                   1.09                 1.92
October 31, 1990.................      10.55              .84*                   (.44)                 .40
October 31, 1989.................      10.26              .76*                    .37                 1.13
October 31, 1988(5)..............      10.00              .60*                    .17                  .77
------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 1996.................     $ 8.82            $ .63*                 $ (.02)              $  .61
October 31, 1995.................       8.77              .52*                    .06                  .58
October 31, 1994.................       9.68              .34*                   (.12)                 .22
October 31, 1993.................      10.09              .34*                    .16                  .50
October 31, 1992(9)..............      10.00              .29*                    .08                  .37
------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 1996.................     $ 1.00            $ .05*                 $   --               $  .05
October 31, 1995.................       1.00              .06*                     --                  .06
October 31, 1994.................       1.00              .03*                     --                  .03
October 31, 1993.................       1.00              .03*                     --                  .03
October 31, 1992.................       1.00              .04*                     --                  .04
October 31, 1991.................       1.00              .06                      --                  .06
October 31, 1990.................       1.00              .08                      --                  .08
October 31, 1989.................       1.00              .08                     .01                  .09
October 31, 1988(5)..............       1.00              .06                      --                  .06
------------------------------------------------------------------------------------------------------------


                                           LESS DISTRIBUTIONS
                                   -----------------------------------
                                   DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                   NET INVESTMENT      NET REALIZED      NET INVESTMENT
        YEAR/PERIOD ENDED              INCOME        CAPITAL GAINS**         INCOME
---------------------------------------------------------------------------------------
HARBOR VALUE FUND(8)
October 31, 1996.................      $ (.40)            $(1.27)            $  --
October 31, 1995.................        (.39)             (1.07)               --
October 31, 1994.................        (.34)             (1.10)               --
October 31, 1993.................        (.35)              (.15)               --
October 31, 1992.................        (.41)              (.35)               --
October 31, 1991.................        (.47)              (.44)               --
October 31, 1990.................        (.51)              (.80)               --
October 31, 1989.................        (.48)              (.44)               --
October 31, 1988(5)..............        (.25)                --                --
---------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 1996.................      $ (.74)            $   --             $  --
October 31, 1995.................        (.67)                --                --
October 31, 1994.................        (.67)              (.50)               --
October 31, 1993.................        (.68)              (.25)               --
October 31, 1992.................        (.79)              (.26)               --
October 31, 1991.................        (.84)                --                --
October 31, 1990.................        (.83)              (.09)               --
October 31, 1989.................        (.77)              (.07)               --
October 31, 1988(5)..............        (.51)                --                --
---------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 1996.................      $ (.60)            $   --             $(.04)
October 31, 1995.................        (.52)                --              (.01)
October 31, 1994.................       (1.08)                --                --
October 31, 1993.................        (.82)              (.09)               --
October 31, 1992(9)..............        (.28)                --                --
---------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 1996.................      $ (.05)            $   --             $  --
October 31, 1995.................        (.06)                --                --
October 31, 1994.................        (.03)                --                --
October 31, 1993.................        (.03)                --                --
October 31, 1992.................        (.04)                --                --
October 31, 1991.................        (.06)                --                --
October 31, 1990.................        (.08)                --                --
October 31, 1989.................        (.08)              (.01)               --
October 31, 1988(5)..............        (.06)                --                --
---------------------------------------------------------------------------------------

  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:
      Year ended October 31, 1996 -- International II $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; Money Market less than $.01 per share.
      Year ended October 31, 1995 -- International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1994 -- International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1993 -- International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
      Year ended October 31, 1992 -- Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share. Year ended October 31, 1991 -- Value $.01 per share; Bond $.04 per share. Year ended October 31, 1990 -- International $.01 per share; Value $.02 per share; Bond $.02 per share.
      Year ended October 31, 1989 -- International $.08 per share; Value $.04 per share; Bond $.04 per share.
      Period ended October 31, 1988 -- International $.07 per share; Value $.04 per share; Bond $.03 per share.
 ** Includes both short-term and long-term capital gains.
*** Average commission rate paid may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rates may differ.
(a) Based on monthly average of shares outstanding during the fiscal year.


       TAX                                                                       RATIO OF            RATIO OF
      RETURN                        NET ASSET                NET ASSETS     OPERATING EXPENSES   INTEREST EXPENSE
        OF           TOTAL        VALUE END OF     TOTAL    END OF PERIOD       TO AVERAGE          TO AVERAGE
     CAPITAL     DISTRIBUTIONS       PERIOD        RETURN   ($ THOUSANDS)     NET ASSETS (%)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------
      $   --        $(1.67)          $16.04         23.08%   $  112,109            0.83%                 --
          --         (1.46)           14.57         21.02        84,514            0.90                  --
          --         (1.44)           13.50          4.80        59,390            1.04                  --
          --          (.50)           14.31         11.99        59,884            0.88                  --
          --          (.76)           13.24          7.06        63,974            0.84*                 --
          --          (.91)           13.10         30.18        43,066            0.93*                 --
          --         (1.31)           10.84        (13.00)       23,453            1.01*                 --
          --          (.92)           13.77         26.64        23,418            1.02*                 --
          --          (.25)           11.73         20.07++      11,551            1.40*+                --
-----------------------------------------------------------------------------------------------------------------
      $   --        $ (.74)          $11.28          7.56%   $  279,849            0.70%*                --
          --          (.67)           11.21         14.56       222,998            0.70*                 --
          --         (1.17)           10.41         (3.14)      162,221            0.77*                 --
          --          (.93)           11.92         13.98       164,382            0.72*                 --
          --         (1.05)           11.35         12.14        65,420            0.77*                 --
          --          (.84)           11.11         20.01        40,486            0.86*                 --
          --          (.92)           10.03          4.03        24,341            1.22*                 --
          --          (.84)           10.55         11.66        21,233            1.21*                 --
          --          (.51)           10.26          7.91++      11,225            1.55*+                --
-----------------------------------------------------------------------------------------------------------------
      $   --        $ (.64)          $ 8.79          7.24%   $  182,292            0.33%*              1.26%
          --          (.53)            8.82          6.82       105,007            0.38*               1.46
        (.05)        (1.13)            8.77          2.53       115,891            0.38*               1.26
          --          (.91)            9.68          5.18       135,189            0.43*                .69
          --          (.28)           10.09          3.72++     186,523            0.35*+              1.19+
-----------------------------------------------------------------------------------------------------------------
      $   --        $ (.05)          $ 1.00          5.08%   $   65,991            0.64%*                --
          --          (.06)            1.00          5.66        64,492            0.61*                 --
          --          (.03)            1.00          3.53        60,024            0.67*                 --
          --          (.03)            1.00          2.68        46,879            0.71*                 --
          --          (.04)            1.00          3.67        55,244            0.69*                 --
          --          (.06)            1.00          6.25        57,093            0.66                  --
          --          (.08)            1.00          8.02        49,968            0.66                  --
          --          (.09)            1.00          9.44        43,727            0.70                  --
          --          (.06)            1.00          5.61++      68,475            0.66+                 --
-----------------------------------------------------------------------------------------------------------------


       RATIO OF NET                      AVERAGE
     INVESTMENT INCOME                  COMMISSION
        TO AVERAGE        PORTFOLIO        RATE
      NET ASSETS (%)     TURNOVER (%)    PAID***
--------------------------------------------------
            2.65%*           132.39%      $.0448
            3.00             135.93           --
            2.66             150.94           --
            2.48              50.20           --
            3.11*             19.68           --
            3.61*             32.60           --
            3.96*             31.41           --
            3.92*             39.89           --
            3.36*+            43.74           --
--------------------------------------------------
            6.40%*           192.64%      $   --
            7.11*             88.69           --
            6.29*            150.99           --
            6.19*            119.92           --
            7.30*             52.54           --
            8.12*             58.45           --
            8.30*             90.99           --
            8.20*             91.17           --
            7.42*+           124.15           --
--------------------------------------------------
            6.84%*         1,277.82%      $   --
            6.19*            725.96           --
            4.61*            895.76           --
            4.19*          1,212.20           --
            3.79*+         2,759.70           --
--------------------------------------------------
            4.85%*              N/A       $   --
            5.42*               N/A           --
            3.38*               N/A           --
            2.58*               N/A           --
            3.39*               N/A           --
            5.70                N/A           --
            7.54                N/A           --
            8.40                N/A           --
            6.97+               N/A           --
--------------------------------------------------


(1) Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.
(2) For the period November 19, 1986 (commencement of operations) through October 31, 1987.
(3) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(4) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
(5) For the period December 29, 1987 (commencement of operations) through October 31, 1988.
(6) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
(7) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
(8) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
(9) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
 + Annualized
++ Unannualized

                             HARBOR FUND IN DETAIL


  Harbor Fund offers a range of investment opportunities through the nine mutual funds offered in this Prospectus. Each Fund has its own investment objective and policies. The Funds' investment objectives and policies are non-fundamental and may be changed by Harbor Fund's Board of Trustees without shareholder approval. Harbor Fund has adopted certain fundamental investment restrictions that are enumerated in detail in the Statement of Additional Information and which may not be changed without shareholder approval.


THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES


  HARBOR GROWTH FUND. Harbor Growth Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of companies with market capitalization or estimated revenues of not more than $500 million at the time of initial investment. Under normal market conditions, the Fund intends to invest substantially all, but at least 65%, of its total assets in a diversified portfolio of equity and equity-related securities of approximately 40 issuers. In selecting companies for the Fund, Emerging Growth Advisors, Inc., the Fund's Subadviser (the "Subadviser or Emerging Growth") examines a company's business characteristics looking for those companies with favorable prospective financial and long-term growth dynamics where management is committed to improving the company's earnings at an above average growth rate. The companies in which the Fund invests include those with new and innovative products or services.



  The Fund's policy of investing in a small number of stocks exposes the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks. In exceptional market circumstances or to preserve the Fund's compliance with the SEC's policies on industry concentration and issuer diversification, the Fund may invest in more than 40 stocks. The Fund's policy of investing in small companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies, see "Description of Securities and Investment Techniques."



  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of banks commercial paper and short-term obligations.



  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend portfolio securities, engage in short sales up to 25% of its total assets and occasionally invest in securities of foreign issuers. For additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."



  HARBOR INTERNATIONAL GROWTH FUND. Harbor International Growth Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of foreign issuers including issuers in emerging markets. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities and in a minimum of three countries. Current income, if any, is a subordinate consideration.



  Unlike Harbor International Fund II and Harbor International Fund, the Fund seeks to achieve its objective by investing in a focused selection of approximately 20-40 common stocks or in securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock of issuers that demonstrate a tendency towards long-term secular growth.



  The Fund's policy of investing in a narrowly focused selection of stocks may expose the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks. In exceptional market circumstances or to preserve the Fund's compliance with the SEC's policies on industry and country concentration and issuer diversification, the Fund's assets may be invested in more than 40 stocks.



  The Fund may also invest in foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs) or other similar securities representing ownership of securities of foreign issuers.



  For temporary defensive purposes, as determined by the Fund's Subadviser, Jennison Associates Capital Corp. (the "Subadviser or Jennison"), the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated investment grade, i.e., BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"); and cash and cash equivalents such as obligations of domestic and foreign banks and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.


  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend portfolio securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."


  HARBOR CAPITAL APPRECIATION FUND. Harbor Capital Appreciation Fund seeks long-term growth of capital by investing primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion and above-average prospects for growth. The Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities and other equity securities of companies which typically have equity market capitalizations of at least $1 billion. When the Fund's Subadviser Jennison Associates Capital Corp. (the "Subadviser or Jennison"), believes that investment in foreign securities offers opportunities for capital growth, the Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers located or doing business in emerging markets.



  Securities of companies exhibiting superior sales growth, high levels of unit growth, high returns on equity and assets, and strong balance sheets, will be considered for investment by the Fund. Companies must be currently demonstrating superior absolute and relative earnings growth and be attractively valued to warrant inclusion in the Fund's portfolio. Jennison will devote special attention to companies which are likely to benefit from unique marketing competence, strong research and development resulting in a superior new product flow and excellent management capability. Companies must be actually achieving or exceeding expected earnings results to be purchased or retained by the Fund. No effort is made by the Fund to time the market. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations.


  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending and short sales of securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market, or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADR's, EDR's, GDR's, IDR's and other similar securities convertible into securities of foreign issuers.

  For additional information about the securities in which the Fund invests and the management techniques including currency management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."


  HARBOR INTERNATIONAL FUND II. Harbor International Fund II seeks long-term total return principally from growth of capital by investing primarily in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and comparable equity securities of foreign issuers. The Fund may also invest in preferred stock and convertible securities of foreign issuers and in warrants. The Fund will be invested in a minimum of three countries. The Fund's Subadviser, Summit International Investments, Inc. ("Subadviser" or "Summit"), currently intends to invest primarily in equity securities of issuers located in Europe, the Pacific Basin and emerging industrialized countries, which it believes present favorable investment opportunities and whose economies and political regimes afford adequate protection for foreign shareholders. The Fund may invest up to 10% of the Fund's total assets in fixed income securities of foreign corporate issuers, supranational organizations and foreign governments and their political subdivisions, authorities, agencies and instrumentalities. The Fund may also invest in foreign securities in the form of ADR's, EDR's, GDR's, IDR's or other similar securities representing ownership of securities of foreign issuers.



  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's; and cash and cash equivalents such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.


  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend portfolio securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.


  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques." Although the investment objective and policies of Harbor International Fund II are similar to those of Harbor International Fund, each Fund's portfolio of securities is not expected to be substantially identical because each Fund has a different portfolio manager. Over time, each portfolio manager's investment decisions on behalf of the respective Fund will result in different securities being selected for the Funds. Investors should not expect that the performance of International Fund II's portfolio will be identical to that of International Fund.



  HARBOR INTERNATIONAL FUND. Sales of shares of this Fund to new investors have been suspended. See "Shareholder and Account Policies." Harbor International Fund seeks long-term total return principally from growth of capital by investing primarily in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and comparable equity securities of foreign issuers. The Fund may also invest in preferred stock and convertible securities of foreign issuers and in warrants. The Fund will be invested in a minimum of three countries. The Fund's Subadviser, Northern Cross Investments Limited (the "Subadviser" or "Northern Cross"), currently intends to invest primarily in equity securities of issuers located in Europe, the Pacific Basin and the more highly developed emerging industrialized countries, which it believes present favorable investment opportunities. The Fund may also invest in foreign securities in the form of ADR's, EDR's, GDR's, IDR's or other similar securities representing ownership of securities of foreign issuers.



  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's; and cash and cash equivalents such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund's currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.


  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend portfolio securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques, including currency management techniques, the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR VALUE FUND. Harbor Value Fund seeks long-term total return with an emphasis on current income through investment in dividend-paying common stocks. The Fund will invest in a broadly diversified portfolio of dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market. However, the Subadvisers at their discretion may also invest up to 15% of their total assets in non-dividend paying stocks.


  Under normal market conditions, at least 65% of the Fund is invested in common stocks with the characteristics described below. The balance of the Fund's assets may be invested in other equity securities or U.S. Government securities, or may be held in cash or cash equivalents. Responsibility for investing the Fund's portfolio is divided between two Subadvisers. DePrince, Race & Zollo, Inc. (DRZ) manages 75% of the assets of the Fund, and Richards & Tierney, Inc. (R&T) manages the remaining 25% of the Fund's assets.

  The Fund pursues its objective with respect to the 75% of its assets managed by DRZ by investing in stocks with an above-average current yield, which are undervalued compared to their history relative to the market and which have improving fundamentals. Stock selection is the key factor in DRZ's methodology. Before buying or selling a stock, the portfolio manager analyzes current yield, relative valuation and fundamentals. Relative valuation analysis means that the portfolio manager reviews twenty years of yield, price/earnings, price/book, and price/cash flow relative to the S&P 500. Fundamental analysis means that the portfolio manager seeks to identify stocks with improving conditions. The disciplined execution of this methodology results in an actively managed portfolio. The portfolio has a yield strategy greater than or equal to 1.5 times the S&P 500 yield.

  The Fund pursues its objective with respect to the 25% of its assets managed by R&T, by following investment policies emphasizing common stocks that complement stocks selected for that portion of the portfolio managed by DRZ. Using quantitative techniques, R&T is able to construct a broadly diversified list of stock holdings whose presence in the portfolio does not negate the active management by DRZ. This provides the Fund with broader exposure in the so-called value (i.e., lower volatility) area of the market while preserving DRZ's value adding active management capability.


  For temporary defensive purposes, as determined by each Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of banks, commercial paper and short-term obligations.


  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending and short sales of securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADR's, EDR's, GDR's, IDR's and other similar securities convertible into securities of foreign issuers.

  For additional information about the securities in which the Fund invests and the management techniques the Subadvisers employ to manage the Fund, see "Description of Securities and Investment Techniques."


  HARBOR BOND FUND. Harbor Bond Fund seeks total return by investing in an actively managed portfolio of fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of at least five years; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the International Bank for Reconstruction and Development); Brady bonds; and obligations of domestic or foreign corporations and other entities (rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined by Pacific Investment Management Company ("PIMCO" or the "Subadviser") to be of comparable quality); and mortgage-related and other asset-backed securities. Mortgage-backed securities in which the Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates, collateralized mortgage obligations and stripped mortgage backed securities, such as interest only and principal only securities. The Fund's investments will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that PIMCO believes are relatively undervalued. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, banker's acceptances, certificates of deposit and time deposits).

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States.


  The Fund may also invest up to 15% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, although the weighted average quality of all fixed-income securities held by the Fund will be equivalent to securities rated A or higher by Moody's and S&P.



  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash and cash equivalents, such as obligations of domestic and foreign banks, and commercial paper and short-term obligations of U.S. or foreign issuers.


  The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of the Fund will vary between 8 and 15 years. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

  In selecting securities and currencies for Harbor Bond Fund's portfolio, PIMCO utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on PIMCO's outlook for the economy, the financial markets, and other factors.


  Harbor Bond Fund's portfolio will normally consist of securities of varying maturities with a portfolio duration equal to that of the market plus or minus
1.5 years. Except in unusual and temporary circumstances, the duration of the Fund's portfolio will vary within the three- to six-year timeframe based on PIMCO's forecast for interest rates, but under current conditions is expected to stay within one year of what PIMCO believes to be the average duration of the bond market as a whole. PIMCO bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps combined with options, options on futures and mortgage and interest rate swaps and interest rate floors and caps.


  Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity" as a measure of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is computed by determining the expected period of time until each scheduled payment or unscheduled prepayment of principal or interest and averaging such time periods on a weighted basis in accordance with the present value of such expected payments. A reduction in the coupon interest rate would generally increase duration; an increase in the coupon interest rate would generally reduce duration. Duration is one of the fundamental tools used by PIMCO in security selection.

  Harbor Bond Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and interest rate floors and caps. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when PIMCO anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio.

  In addition, the Fund may enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, engage in portfolio securities lending and short selling of securities and enter into reverse repurchase agreements. For additional information about the securities in which the Fund invests and the management techniques and the derivative instruments the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."


  HARBOR SHORT DURATION FUND. Harbor Short Duration Fund seeks total return that is consistent with preservation of capital by investing in an actively managed portfolio of short-term, high grade fixed-income securities of corporate and governmental issuers located in the U.S. and foreign countries. The Fund is expected to have less volatility of return than is typically associated with broad bond market indices such as the Lehman Brothers Government/Corporate Index.


  The Fund invests principally in high grade bonds (i.e., rated A or higher by S&P or Moody's or, if unrated, determined by the Subadviser to be of comparable quality), including: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the World Bank); (iii) obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper (rated A-1 by S&P or P-1 by Moody's or higher or, if unrated, determined by the Subadviser to be of comparable quality), bankers' acceptances, certificates of deposit and time deposits); and (iv) obligations of domestic and foreign corporations and other entities (including mortgage-and other asset-backed securities). The obligations in which the Fund may invest may have fixed, variable or floating interest rates.

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash.

  In selecting securities for the Fund's portfolio, the Fund's subadviser, Fischer Francis Trees & Watts, Inc. ("Fischer" or the "Subadviser") considers such factors as the security's maturity, duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation.

  Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity, in contrast, measures only the time until final payment is due on a bond or other debt security, taking no account of the pattern of a security's cash flows over time. In computing the portfolio's duration, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The dollar-weighted average duration of the Fund's portfolio is expected to approximate one year and will not vary from one year by more than two years, that is, from an average of three years to minus one year (taking into account the negative duration of all short positions). For a portfolio at one year, average maturity approximates average duration. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps. Subject to the policy of maintaining a dollar-weighted average portfolio duration not exceeding three years, the Fund may invest in individual obligations of any duration.

  The assets of the Fund are actively managed and are bought and sold in response to changes in value resulting from new information affecting the supply of and demand for securities in the Fund's portfolio. Active management of the Fund entails frequent decisions concerning the changing relative attractiveness of various investments. In that connection, the Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps, swaps combined with options, interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when Fischer anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio. In addition, the Fund may acquire securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, enter into repurchase agreements and engage in portfolio securities lending. The Fund engages in short selling of securities. The Fund enters into reverse repurchase agreements with banks and broker-dealers. While not considered senior securities for purposes of the Investment Company Act, reverse repurchase agreements are considered by the staff of the SEC to be borrowings. As such, the Fund's use of reverse repurchase agreements is subject to the requirement in the Investment Company Act that the Fund maintain continuous asset coverage of at least 300% with respect to any such borrowing. The percentage of the Fund's total assets that may be leveraged will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. For a discussion of the special risks associated with the Fund's use of (i) reverse repurchase agreements and the resultant leveraging effect of such agreements on the Fund's portfolio and (ii) short sales, see "Description of Securities and Investment Techniques."

  For additional information about the securities in which the Fund may invest and the management techniques and the derivative instruments the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."


  HARBOR MONEY MARKET FUND. Harbor Money Market Fund seeks current income, consistent with its policy of preservation of capital and liquidity, by investing in money market instruments of domestic and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets are invested in:


       (A) short-term (maturing in thirteen months or less) U.S. Government securities;

       (B) treasury receipts; treasury investment growth receipts ("TIGR's"); certificates of accrual on treasury receipts ("CATS"); and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury traded under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS");

       (C) U.S. dollar-denominated obligations issued by major U.S. and foreign banks (including certificates of deposit and bankers' acceptances) that meet the $100,000,000 standard set forth under "Cash Equivalents" and other obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes, provided they are (i) rated in the highest rating category of at least two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, that NRSRO, or (ii) issued or guaranteed by a company which at the date of investment has outstanding a comparable debt issue rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (D) commercial paper (including variable and floating rate commercial paper with interest rates which adjust in accordance with changes in interest rate indices) which is rated in the highest rating category of at least two NRSROs or, if not rated, is issued by a company having outstanding comparable debt rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (E) short-term (maturing in thirteen months or less) corporate obligations which are rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

       (F) repurchase agreements; and

       (G) asset-backed securities (including, but not limited to, interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables) which are determined to be of high quality by Fischer Francis Trees & Watts, Inc., the Fund's Subadviser, pursuant to criteria approved by the Board of Trustees.

  The Fund may invest up to 20% of the value of its net assets in debt instruments not specifically described in (A) through (G) above, including unrated instruments, provided that such instruments are deemed by Harbor Fund's Trustees to be of comparable high quality and liquidity and that they meet the Fund's maturity requirements.

  The Fund may invest more than 25% of the value of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. The Fund, however, may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. Government securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater. For a description of each NRSROs' rating categories, see Appendix A to the Statement of Additional Information. For more information about the foregoing instruments, see "Description of Securities and Investment Techniques."

  Fischer may employ a number of professional money management techniques in anticipation of or in response to shifts in market conditions and fiscal or monetary policy. These techniques include varying the composition of the Fund's investments and the average maturity of the Fund's portfolio based upon an assessment of the relative values of various money market instruments and future interest rate patterns. As a result, the Fund may engage in more active portfolio trading and experience more volatility in its distributions than many other money market funds.

  In addition, the Fund may purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending, and engage in short sales of securities. The collateral securing loans of portfolio securities or short sales will consist only of cash, cash equivalents, or U.S. Government securities that satisfy the quality and maturity standards applicable to the Fund's investments under the rule allowing amortized cost valuation.

  The Fund seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to achieve this objective. However, to facilitate this, the Fund's portfolio securities are valued by the amortized cost method as permitted by a rule of the SEC. The rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of thirteen months (as defined in the rule) and that they meet certain quality standards. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less. For additional information about the securities in which the Fund may invest and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

                            YOUR HARBOR FUND ACCOUNT

HOW TO BUY SHARES

  Shares of each Fund are available for purchase from Harbor Fund's distributor, HCA Securities, Inc. (the "Distributor"). The Distributor has appointed Harbor Transfer, Inc. (the "Shareholder Servicing Agent") as its agent to accept payment for all shares of Harbor Fund sold. The minimum initial investment in each Fund is $2,000, with minimum subsequent investments of $500 per Fund. If your account is an IRA, SEP-IRA, UGMA, UTMA profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan, the minimums are lowered to $500 per Fund for initial and $100 per Fund for subsequent investments. ALL CHECKS MUST BE MADE PAYABLE TO HARBOR FUND, AND MAY BE MAILED
TO:
                                  HARBOR FUND,
                           C/O HARBOR TRANSFER, INC.,
                                P.O. Box 10048,
                             Toledo, OH 43699-0048.

When making a subsequent investment, you should include the detachable stub from your confirmation statement to provide additional information.

  Any order by mail or by wire to purchase shares of a Fund must be received before 4 p.m., Eastern time. Investments received after that time will be deemed received on the next business day.

  IF YOU ARE NEW TO HARBOR FUND, please complete and sign the appropriate new account application and mail it along with your check. If you did not receive the proper application form with this Prospectus, please contact the Fund at 800-422-1050. All orders to purchase shares are subject to acceptance or rejection by Harbor Fund, Harbor Transfer, Inc. or HCA Securities, Inc. If you are establishing an account with an investment of $25,000 or more, you may also open your account by wire. Please contact the Fund for specific instructions.

  Shares of each Fund will be purchased at the net asset value next determined after receipt of your request in proper order. Harbor Fund does not issue share certificates. The sale of shares of any Fund will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC.

  Retirement and institutional investing involves its own investment procedures. If you are investing in an IRA, SEP-IRA, or if you are an institutional client, please contact the Fund at 800-422-1050 for the appropriate application and information.

  IF YOU BUY SHARES BY CHECK, YOU MAY NOT EXCHANGE THOSE SHARES FOR 15 CALENDAR DAYS TO ENSURE THAT YOUR CHECK HAS CLEARED. You may redeem those shares; however, the payment of the proceeds of that redemption may be delayed for up to the same 15 days. To avoid the 15-day holding period for investments in any Fund, you can wire federal funds to Harbor Fund from your bank, which may charge you a fee. "Wiring federal funds" means that your bank sends money to Harbor Fund's bank through the Federal Reserve System. Wire instructions are referenced below, for your convenience. You may also wish to consider buying shares by U.S. Postal money order, U.S. Treasury check, or Federal Reserve check to avoid the 15-day holding period.


  Harbor Fund will not accept any third party checks. Make your check payable to Harbor Fund. No exchanges on the amount will be allowed for 15 days and payment of proceeds for redemptions may be delayed for 15 days to ensure that your check has cleared. Checks must be drawn on U.S. banks, and are accepted subject to collection at full value. If your check, wire or Automatic Clearing House ("ACH") transaction does not clear, your purchase will be cancelled. There will be a $15 fee for any check, wire or ACH transaction rejected for any reason. Harbor Fund reserves the right to deduct the fee from any existing shareholder account, and you may be prohibited from future investment in Harbor Fund.


  You may purchase shares of a Fund at net asset value through a broker, who may charge you a transaction fee for this service, no part of which is paid by or received by the Fund, the Adviser, the Distributor or the Shareholder Servicing Agent. The Funds may allow certain brokers, dealers or institutional investors with whom the Distributor and the Funds have entered into agreements to purchase shares of the Funds for next day settlement.

PURCHASES BY WIRE


  Any purchases by bank wire must use the following instructions and must arrive at the Fund before the close of the New York Stock Exchange (normally 4 p.m. Eastern time). Wires received after the close of the New York Stock Exchange or on a bank holiday will be purchased the next business day. If wires are received in a format other than that referenced, they may be rejected by State Street Bank and Trust Company.


RECEIVING BANK INFORMATION:

- State Street Bank and Trust Company

- Boston, MA

- ABA Routing #0110 0002 8

FOR DEPOSIT TO:

- Harbor                          Fund
  (Please name the fund you wish to invest in)

- Account (DDA) #3018-065-7

FOR FURTHER CREDIT TO:

- Your name as registered on your account

- Your Harbor Fund account number


  Harbor Fund is not responsible of any delays in the wire transfer system nor is it responsible for inadequate wire instructions.


SHARE PRICE

  Each Fund's net asset value (NAV) per share is calculated after 4 p.m. each business day that the New York Stock Exchange is open. See "Shareholder and Account Policies -- Transactions Details," for a discussion of how the Fund computes its NAV. Shares of each Fund are purchased or sold at the share price next calculated after your request is received in good order and accepted.

HOW TO SELL SHARES

  You may take money out of your account(s) at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received in good form and accepted by Harbor Fund and the Shareholder Servicing Agent. Any order to redeem shares of a Fund must be received before 4 p.m. Eastern time. Redemption requests received after that time will be deemed received on the next business day. You may realize a gain or loss, and certain shareholders may be subject to backup withholding of federal income tax when they redeem shares.

  YOU MAY SELL SHARES IN A NON-IRA ACCOUNT by mail or by phone, if the Telephone Redemption privilege is requested on your application form. Telephone redemptions are limited to $50,000 per day.


  TO SELL SHARES IN AN IRA OR SEP-IRA ACCOUNT, your request must be made in writing, including tax withholding information. If withholding information is not specified, Harbor Fund will withhold 10%. Please call 800-422-1050 to ask for an IRA Distribution form or for additional instructions.


  IF YOU ARE MAILING A LETTER TO REDEEM SHARES, please include in the letter:

  - your name;

  - the Fund from which you are redeeming;

  - your Harbor Fund account number;

  - the dollar amount or number of shares, including fractional shares, to be redeemed; and

  - any other applicable requirements as listed in the table relating to selling shares on the next page.

  ALL REDEMPTION REQUESTS SHOULD BE MAILED TO:

                                  HARBOR FUND
                           C/O HARBOR TRANSFER, INC.
                                 P.O. Box 10048
                            Toledo, Ohio 43699-0048


Proceeds of the redemption will be mailed to the address of record, or wired the next day to a specified bank account, if complete and accurate instructions are included on your application. Normally, redemption proceeds that are being mailed are sent on the next business day. Harbor Fund reserves the right to suspend redemptions or postpone payments for up to seven days or longer, as permitted by Federal securities laws. Unless otherwise instructed, Harbor Fund will send a redemption check to the address of record. Neither Harbor Fund nor Harbor Transfer has any obligation to pay interest on redemption proceeds under any circumstances.


  THE MINIMUM BALANCE FOR EACH FUND TO KEEP IT OPEN is $1,000 ($500 for IRA, SEP-IRA, UGMA, UTMA or profit sharing, savings or pension plans).

  CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. Signature guarantees are designed to protect you and Harbor Fund from fraud. Your written request to sell shares must include a signature guarantee if any of the following situations apply:

  - you are redeeming more than $50,000 worth of shares;

  - your address of record has been changed within the last 30 days;

  - you are requesting that the redemption check be mailed to an address other than the address of record;

  - you are requesting that the redemption proceeds be wired to a banking institution other than the banking institution of record;

  - you are requesting that the redemption check is made payable to someone other than the registered shareholder; or

  - the redemption proceeds are being transferred to an account with a different registration.

  You may obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), any securities exchange or association, clearing agency, savings association or trust company. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SELLING SHARES                   ACCOUNT TYPE                              SPECIAL REQUIREMENT
-----------------------------------------------------------------------------------------------------------
BY MAIL               Individual, Joint Tenant, Sole           -    The letter of instruction must be
                      Proprietorship, UGMA/UTMA                     signed by all authorized persons
                                                                    required to sign for transactions,
                                                                    exactly as their names appear on the
                                                                    account.
                      IRA or SEP-IRA                           -    Please call 800-422-1050 to request a
                                                                    retirement distribution form or for
                                                                    additional instructions.
                      Trust                                    -    The trustee must sign the letter
                                                                    indicating capacity to act.
                      Business or Organization                 -    At least one person authorized by
                                                                    corporate resolution to act on the
                                                                    account must sign the letter.
                                                               -    Include a corporate resolution with
                                                                    corporate seal or a signature
                                                                    guarantee.
                      Executor, Administrator,                 -    Please call 800-422-1050 for
                      Conservator, Guardian                         instructions.
BY PHONE              All account types except retirement      -    Have the Fund name, account number and
800-422-1050                                                        tax identification number available
                                                                    when you call. You may redeem up to
                                                                    $50,000 by telephone per day.
                      All account types                        -    You may exchange to other Funds if both
                                                                    accounts are registered with the same
                                                                    name(s), address and taxpayer ID
                                                                    number.
-----------------------------------------------------------------------------------------------------------


INVESTOR SERVICES

  Harbor Fund provides you with a variety of services to help you manage your account and pursue your financial goals. Customer Service Representatives are available during normal business hours to provide information and answer questions you may have or you may call the Harbor Navigator at 800-422-1050 (anytime day or night) to access information on your account.

  Harbor Fund offers convenient services that let you systematically purchase into your account or exchange between Harbor Funds. By using the Systematic Investment or Exchange Plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

  THE SYSTEMATIC INVESTMENT PLAN allows you to make regular monthly or quarterly investments through an automatic withdrawal from your bank account. The minimum for each systematic investment is $100 per Fund. You must have invested the minimum of $500 in each Fund before you may begin making systematic investments. You may use your Harbor Fund account application to add this feature, or if you already have an account established, please contact the Fund at 800-422-1050 for the appropriate form.

  THE SYSTEMATIC EXCHANGE PLAN allows you to automatically exchange between Harbor Funds either monthly or quarterly with a minimum of $100. Exchanges may only be made out of a Fund having a minimum balance of $5,000 to a Fund having a minimum balance of $500. You must remain in the Plan for a minimum of six exchanges.

  THE DIVIDEND EXCHANGE PROGRAM allows you to direct that dividends and capital gain distributions from one Harbor Fund, net of any required withholding, be invested in shares of another existing Harbor Fund. Distribution dollar amounts are calculated based on the record date for each Fund. A Fund's distributions are paid on the dividend payment date, which is later than the ex-dividend date. Shares of the other Harbor Fund purchased with distributions from the existing Harbor Fund are purchased and credited to your account on the dividend payment date.

  HARBOR FUND ALSO OFFERS CONVENIENT TELEPHONE PRIVILEGES.

  THE TELEPHONE EXCHANGE PRIVILEGE allows you to exchange your shares of a Fund for shares of any other Harbor Fund by telephone. You should consider the differences in investment objectives and expenses of a Fund as described in its prospectus before making an exchange (a redemption from one fund and purchase to another). Exchanges are taxable transactions which may cause you to realize a gain or loss, and certain shareholders may be subject to backup withholding of federal income tax upon an exchange. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Shareholder and Account Policies -- Exchange Restrictions."

  THE TELEPHONE REDEMPTION PRIVILEGE allows you to sell shares of up to $50,000 by telephone, with proceeds either mailed to the address of record or wired the next day to a bank account, if you have provided proper wire instructions on your application. Please see the previous section on "How to Sell Shares" for more information on redeeming shares from your account.

  HARBOR FUND OFFERS A SYSTEMATIC WITHDRAWAL PLAN that will allow you to make monthly or quarterly redemptions from any Fund that has a minimum balance of $10,000. You may direct Harbor Fund to withdraw a specific number of shares or dollars (minimum of $100). If these payments are to be made payable or to be mailed to someone other than the registered owner(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. Harbor Fund reserves the right to institute a charge of $5 per withdrawal, upon 30 days' notice, for this service. Harbor Fund may amend or terminate the Systematic Withdrawal Plan without notice to any participating shareholders.

  Withdrawal payments should not be considered dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and capital gain distributions, your original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and therefore may cause you to realize gains or losses for tax purposes. You should consult your tax adviser.

  HARBOR FUND OFFERS A CHECKWRITING PRIVILEGE FOR SHAREHOLDERS IN THE MONEY MARKET FUND ONLY. Shareholders may redeem shares of Harbor Money Market Fund by writing checks in amounts of $500 or more. The check is presented to State Street Bank and Trust Company (the "Bank") for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through the Bank except that they may not be certified and are payable upon review. Your investment in Harbor Money Market Fund is not covered by insurance, by the Federal Deposit Insurance Corporation or any other government agency.

  There is no charge to you for redemptions by use of checks. If you elect this option, you are subject to the procedures, rules and regulations established by the Bank with respect to clearance and collection of checks. The Bank will not honor checks which are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in the Money Market Fund is accrued daily, but paid monthly, the total value of the Fund may not be determined in advance. THEREFORE, YOU CANNOT CLOSE YOUR ACCOUNT BY CHECK. This service may be terminated at any time by Harbor Fund or the Bank upon notice to you. Your cancelled checks will be returned monthly by the Bank. To add the Checkwriting feature to your account, please complete the Authorization Form and Signature Card enclosed with your application. You must have a Harbor Money Market Fund account established before you can add this feature.

  YOU WILL RECEIVE CONFIRMATION OF EACH SHARE TRANSACTION MADE TO YOUR ACCOUNT, as well as a quarterly combined statement. Harbor Fund also distributes reports of its financial statements semi-annually.

  TRANSFER ON DEATH REGISTRATION. Transfer on Death (TOD) registration provides Harbor Fund investors with the opportunity to indicate on the account registration that the account ownership will transfer on death directly to one or more named beneficiaries. TOD registration is ONLY available to individuals and joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, or institutional accounts. TOD registration requires that the name(s) of the beneficiary(ies) be listed on the account registration followed by "TOD, Subject to STA TOD Rules". The Fund reserves the right to use the term "Beneficiaries" in an account registration rather than list each named beneficiary. However, the shareholder MUST provide the name, address, social security number and birth date of the beneficiary(ies). To add TOD registration to a new account, complete the requested information on the Harbor Fund New Account

Application. To add TOD registration to an existing account or to change the beneficiary(ies), you must complete a TOD registration form which is available by calling 800-422-1050. Adding TOD registration to an existing account or changing the beneficiary(ies) requires a SIGNATURE GUARANTEE which CANNOT be provided by a Notary Public.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS

  HARBOR FUND IS OPEN FOR BUSINESS each day that the New York Stock Exchange
(NYSE) is open. The Custodian normally calculates a Fund's net asset value as of the close of business of the NYSE, normally 4 p.m., Eastern time.

  A FUND'S NAV per share is the value of a single share. The NAV is computed by adding the market value (amortized cost for Harbor Money Market Fund) of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

  WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you are certifying that you are not a minor, the Social Security or other taxpayer identification number that you provide is your correct number and that you are not subject to 31% backup withholding of federal income tax for failing to report certain income to the IRS or that you are a type of recipient that is exempt from backup withholding, e.g., a corporation. If you are subject to backup withholding, the IRS requires Harbor Fund to withhold 31% of your taxable distributions and, except in the case of Harbor Money Market Fund, the proceeds of redemptions (including exchanges).

  YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by the Shareholder Servicing Agent. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed neither Harbor Fund, the Distributor nor the Shareholder Servicing Agent is responsible for any losses from unauthorized or fraudulent redemptions by telephone; consequently, the investor will bear the risk of loss. In the event that such procedures are not properly followed, Harbor Fund, the Distributor or the Shareholder Servicing Agent may be liable.

  IF YOU ARE UNABLE TO REACH HARBOR FUND BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. Harbor Fund and the Shareholder Servicing Agent are not responsible for any misdirected or lost mail.

  EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Shares of Harbor International Fund are offered only to shareholders of the Fund with an existing account and to beneficiaries of certain profit sharing plans, pension funds or benefit plans and certain other investors purchasing amounts of at least $1 million. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions." Purchase orders may be refused if, in Harbor Fund's opinion, they are of a size that would disrupt management of a Fund.

  Harbor Fund reserves the right to close your account if it has a current net asset value of less than $1,000 ($500 in IRA, SEP-IRA, UGMA, UTMA, Profit-sharing, savings or pension plans) by redeeming all remaining shares in your account. No such redemption will be effected unless you have been given at least 60 days' written notice. Harbor Fund reserves the right to redeem shares in your account as reimbursement for loss to a Fund due to the failure of your check, wire or ACH transaction to clear.

  DISTRIBUTIONS IN KIND. Harbor Fund agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund. The securities distributed in kind would be valued for this purpose by the same method as is used to calculate the Fund's net asset value per share. If you receive a distribution in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE RESTRICTIONS

  As a shareholder, you have the privilege of exchanging shares of a Fund for shares of any other Harbor Fund (except Harbor International Fund unless you have an existing account). However, you should note the following:

  - Exchanges are available only in states where an exchange may legally be made.

  - You may only exchange between Funds that are registered in the same name, address and taxpayer identification number.

  - The minimum amount you may exchange from one Fund into another is the same as the guidelines for minimum initial and subsequent investments, and each Fund must have a minimum of $1,000 after the exchange.

  - An exchange is a redemption of shares from one Fund and a purchase of shares in another. Thus, exchanges may have tax consequences for you.

  - Harbor Fund reserves the right to refuse exchange purchases by any person or group if, in Harbor Fund's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

  - Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund.

  - Although Harbor Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Harbor Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a registered investment adviser since 1984, is each Fund's investment adviser (Adviser). The Adviser is a wholly-owned subsidiary of Owens-Illinois, Inc. (Owens-Illinois) and is the investment adviser to separate accounts for the Owens-Illinois Master Retirement Trust.


  Under each of the Investment Advisory Agreements between the Adviser and Harbor Fund on behalf of each Fund, the Adviser either continually manages the investment portfolio of a Fund or oversees the management of a Fund by one or more Subadvisers. Subject to review and approval by the Board of Trustees, the Adviser sets each Fund's overall investment strategies; selects Subadvisers; when appropriate, recommends to the Board of Trustees the allocation and reallocation of a Fund's assets among multiple Subadvisers; monitors and evaluates the performance of Subadvisers; and ensures that the Subadvisers comply with the respective Fund's investment objectives, policies and restrictions. Harbor Fund and the Adviser received an order from the SEC permitting the Adviser, subject to approval by the Board of Trustees, to select Subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory agreement without obtaining shareholder approval of a new or amended subadvisory agreement.


  The Adviser administers each Fund's business affairs and, in connection therewith, furnishes each Fund with office facilities and is responsible for clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by each Fund, other than those maintained by the Funds' Custodian and Shareholder Servicing Agent. Each Fund is entitled to use its present name only so long as the Adviser acts as the Fund's investment adviser.

  For these advisory and administrative services and facilities, each Fund pays the Adviser a monthly fee at an annual rate of the average daily net assets of that Fund as follows:


                                            ANNUAL
                                             RATE
                                            ------
Harbor Growth Fund                           .75%
Harbor International Growth Fund             .75%
Harbor Capital Appreciation Fund             .60%
Harbor International Fund II                 .75%
Harbor International Fund                    .85%
Harbor Value Fund                            .60%
Harbor Bond Fund                             .70%
Harbor Short Duration Fund                   .40%
Harbor Money Market Fund                     .30%



  Each Fund also pays: shareholder service expenses, expenses of issuing reports to shareholders, its proportionate share of custodian fees, legal fees, auditing fees, taxes, Trustees' fees, and other expenses of administering the Fund.


  THE SUBADVISERS. Pursuant to separate subadvisory agreements between the Adviser, Harbor Fund on behalf of the Fund and the respective Subadviser, the assets of each Fund are managed by one or more Subadvisers consistent with the Fund's objectives and policies, and subject to the supervision of the Adviser and the Trustees. The Adviser may from time to time recommend to the Trustees the engagement of new subadvisers. Each Subadviser manages separate accounts for the Owens-Illinois Master Retirement Trust. The Adviser pays quarterly out of its own resources a fee to each Subadviser equal on an annual basis to a stated percentage of the Fund's average net assets. For purposes of determining the applicable fee rate and satisfying the minimum payment requirement, the assets of the Fund and the payments by the Adviser to the Fund's Subadviser (except Richards & Tierney) will be combined with the assets and payments of the accounts of the Owens-Illinois Master Retirement Account that the Subadviser manages.


  Emerging Growth Advisors, Inc. is the Subadvisor to Harbor Growth Fund. Emerging Growth is a Delaware corporation registered as an investment adviser with assets of $148.9 million under management as of June 30, 1997. Emerging Growth receives an advisory fee from the Adviser equal on an annual basis to 1.00% of the Fund's average actual net assets up to $5 million; 0.75% on the next $20 million of such assets; and 0.50% on such assets over $25 million. The Adviser will pay Emerging Growth a fee each year which is not less than $10,000.


  Jennison Associates Capital Corp. is Subadviser to Harbor International Growth Fund. Jennison is a registered investment adviser and a New York corporation with $31.1 billion in assets under management as of December 31, 1996 and is a wholly owned subsidiary of The Prudential Insurance Company of America. For its services, Jennison receives from the Adviser a subadvisory fee equal on an annual basis to .50% of the Fund's average net assets managed by Jennison up to $1.5 billion; .45% on the next $1 billion of such assets; .40% on such assets in excess of $2.5 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.

  Jennison also serves as Subadviser to Harbor Capital Appreciation Fund. Jennison receives an advisory fee from the Adviser equal on an annual basis to
 .75% of the Fund's average net assets up to $10 million; .50% on the next $30 million of such assets; .35% on the next $25 million of such assets; .25% on the next $335 million of such assets; .22% on the next $600 million of such assets; and .20% on such assets in excess of $1 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.


  Summit International Investments, Inc. is the Subadviser to Harbor International Fund II. Summit is a registered investment adviser and a Massachusetts corporation with $41.8 million under management as of December 31, 1996. Summit receives a subadvisory fee from the Adviser equal on an annual basis to .50% of the Fund's average net assets managed by Summit up to $1.5 billion; .45% on the next $1 billion of such assets; and .40% on such assets in excess of $2.5 billion. Summit does not provide investment management services to any other registered investment companies. The Adviser will pay Summit a fee each year which is not less than $10,000.

  Northern Cross Investments Limited is Subadviser to Harbor International Fund. Northern Cross is a registered investment adviser and a Bermuda corporation with $7.5 billion in assets under management as of December 31, 1996. Northern Cross receives a subadvisory fee from the Adviser equal on an annual basis to .60% of the Fund's average net assets. Northern Cross has voluntarily agreed to reduce its subadvisory fee to .55% of the Fund's average net assets over $1.5 billion and to .50% of the Fund's average net assets over $2.5 billion. The Adviser will pay Northern Cross a fee each year which is not less than $6,000.

  DePrince, Race & Zollo, Inc. ("DRZ") is Sub-Adviser to Harbor Value Fund. As of December 31, 1996, DRZ had $1.3 billion in assets under management. DRZ receives an advisory fee from the Adviser equal on an annual basis to .65% of the average actual net assets of the portion of Harbor Value Fund managed by DRZ up to $10 million; .40% on the next $40 million of such assets; .30% on the next $50 million of such assets; and .25% on such assets in excess of $100 million. The Adviser will pay DRZ a fee each year which is not less than $40,000.

  In addition to DRZ, the Adviser has engaged Richards & Tierney, Inc. ("R&T") as a second subadviser to Harbor Value Fund. R&T is a registered investment adviser and an Illinois corporation with approximately $75 million in assets under management as of December 31, 1996. R&T does not provide investment management services to any other registered investment companies. The Board of Trustees has determined that management of the assets of the Fund's portfolio will be allocated between the two Subadvisers. Currently, DRZ manages 75% of the Fund's assets and R&T manages 25% of the Fund's assets. The allocation of assets between the Subadvisers may be changed at any time by the Trustees.

  R&T receives an advisory fee equal on an annual basis to .30% of the portion of Harbor Value Fund's average net assets managed by R&T up to $5 million; .25% on the next $10 million of such assets; and .20% on such assets in excess of $15 million.

  Pacific Investment Management Company is Subadviser for Harbor Bond Fund. PIMCO is a general partnership whose partners are PIMCO Management Inc., a Delaware corporation, and PIMCO Advisers, G.P. and is a registered investment adviser, with $88.1 billion in assets ($79.3 billion in fixed-income) under management as of December 31, 1996. PIMCO is also registered as a commodity trading adviser with the Commodity Futures Trading Commission. PIMCO receives from the Adviser an advisory fee equal on an annual basis to .50% of the Fund's average net assets up to $25 million; .375% on the next $25 million of such assets; and .25% on such assets in excess of $50 million. The Adviser will pay PIMCO a fee each year which is not less than $100,000.

  Fischer Francis Trees & Watts, Inc. is Subadviser to Harbor Short Duration Fund. Fischer is a registered investment adviser and a New York corporation with $22.8 billion in assets (all fixed income) under management as of December 31, 1996. Fischer is a wholly-owned subsidiary of Charter Atlantic Corporation, a private holding company owned by senior employees of Fischer. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Short Duration Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.

  Fischer is subadviser to Harbor Money Market Fund. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Money Market Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.

  PORTFOLIO MANAGERS. The persons primarily responsible for the day-to-day management of each Fund are listed below:


                                                 YEAR
                          PORTFOLIO             BECAME                        BUSINESS EXPERIENCE
     FUND                  MANAGER              MANAGER                          (PAST 5 YEARS)
----------------------------------------------------------------------------------------------------------------
Growth Fund            Peter Welles              1997           President of Emerging Growth Advisors, Inc.
                                                                (since 1996); and General Partner of Emerging
                                                                Growth Partners, L.P. (1992-1996).
International          Howard Moss               1993           Director, Executive Vice-President of Jennison
Growth Fund                                                     (since 1993); and Portfolio manager, Arnhold and
                                                                S. Bleichroder (1983-1993).
                       Blair Boyer               1993           Director, Senior Vice-President of Jennison
                                                                (since 1993); and Portfolio Manager, Arnhold and
                                                                S. Bleichroder (1989-1993).
Capital                Spiros Segalas            1990           President, and Chief Investment Officer (since
Appreciation                                                    1993); and Director and Founding Member of
Fund                                                            Jennison (1969).
International          James LaTorre             1996           President, Summit (since 1996); Vice President,
Fund II                                                         Boston Investor Services, Inc. (1993-1997); Vice
                                                                President, Boston Overseas Investors, Inc.
                                                                (1992-1993); and Portfolio Manager, Ivy
                                                                Management, Inc. (1989-1992).
International          Hakan Castegren           1987           President, Northern Cross (since 1993);
Fund                                                            President, Boston Overseas Investors, Inc.
                                                                (1990-1993); and Principal, Marsh &
                                                                Cunningham-Castegren International. (1985-1990).
Value Fund             Gregory DePrince          1994           Principal and Partner, DRZ (since April, 1995);
                                                                and Senior Vice President of SunBank
                                                                (1989-1995).
                       David Tierney             1993           Managing Partner and Founder, Richards & Tierney
                                                                (since 1984).
Bond Fund              William Gross             1987           Managing Director, PIMCO (Del. G.P.) (since
                                                                1994); and Managing Director, PIMCO (1982-1994).
                       Dean Meiling              1994           Managing Director, PIMCO (Del. G.P.) (since
                                                                1994); and Managing Director, PIMCO (1987-1994).
Short Duration         Stewart Russell           1994           Managing Director (since 1996) and Portfolio
Fund                                                            Manager (1992-1996), Fischer; and Trader, Global
                                                                Markets, J.P. Morgan (1987-1992).
Money Market           David Marmon              1994           Managing Director (since 1996) and Portfolio
Fund                                                            Manager (1990-1996), Fischer; and Research
                                                                Analyst (futures and options), Yamaichi
                                                                International (America) (1989-1990).
----------------------------------------------------------------------------------------------------------------

  THE DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. acts as the distributor of each Fund's shares. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

  Harbor Transfer, Inc. acts as the shareholder servicing agent for each Fund. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

  DERIVATIVE INSTRUMENTS. Each of the Funds may invest in derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

  Derivative securities include collateralized mortgage obligations, stripped mortgage backed securities, asset backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

  Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

  Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

  Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal, but derivatives based on U.S. Government agency mortgage securities may actually present less credit risk than some conventional corporate debt securities.

  Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

  Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset; for example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

  Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.


  CASH EQUIVALENTS. Each of the Funds may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Funds may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Funds may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. Each Fund (except Harbor Money Market Fund) may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's (rated A in the case of Harbor Short Duration Fund), and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Subadviser to be of comparable high quality and liquidity.



  Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.


  U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above.

  FIXED-INCOME SECURITIES. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

  Lower-rated debt securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Lower-rated securities (rated below Baa by Moody's or BBB by S&P) may have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. In the event that the rating for any security held in a Fund's portfolio drops below the minimum acceptable rating applicable to that Fund, such change will be considered by that Fund's Subadviser in evaluating the overall composition of the Fund's portfolio.

  PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

  CONVERTIBLE SECURITIES. Convertible securities are bonds, preferred stocks and other securities that nor-mally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds.


  SMALL COMPANIES. Harbor Growth Fund invests in securities of companies with market capitalization or estimated revenues of not more than $500 million at the time of initial investment. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of small company securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.


  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

  Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of

1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

  STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed-income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

  RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

  Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

  RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

  The risk of early prepayments is the primary risk associated with interest only debt securities ("IOS"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

  These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only ("PO") debt securities, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

  Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

  The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations (currently GNMA, FHLMC, FNMA and Resolution Trust Corp.) or (ii) rated in one of the top two categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadvisers. The Subadvisers will monitor continuously the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities. See "Description of Securities and Investment Techniques -- Restricted Securities" below.


  RESTRICTED SECURITIES. Each Fund (except Harbor Money Market Fund which will not invest more than 10%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.


  Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the Securities Act of 1933 (the "1933 Act") prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found.


  The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.


  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under "Cash Equivalents" or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. Government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized, and the Funds' Custodian will maintain custody of the purchased securities for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.


  REVERSE REPURCHASE AGREEMENTS. Harbor Short Duration Fund enters into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund's restrictions on borrowing. Harbor Bond Fund may also enter into reverse repurchase agreements. (Harbor Bond Fund may enter into those agreements only with banks for temporary or emergency purposes.) A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will maintain a segregated account, which is marked to market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.


  While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of

300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund's shares.


  LENDING OF PORTFOLIO SECURITIES. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral consisting of cash or liquid assets. Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Subadviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.



  FOREIGN SECURITIES. Each Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country. Harbor Money Market Fund may purchase only U.S. dollar-denominated foreign securities. Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate would reduce the value of certain portfolio securities. Also, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, a Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.


  In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

  Emerging Markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

  ADR's, EDR's, IDR's and GDR's. American Depository Receipts (ADR's) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADR's are traded on a U.S. stock exchange. Issuers of unsponsored ADR's are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depository Receipts (EDR's) and International Depository Receipts (IDR's) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depository Receipts (GDR's) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

  BRADY BONDS. Harbor Bond Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. See the Statement of Additional Information for additional discussion of the risks of investing in foreign securities.

  FOREIGN CURRENCY TRANSACTIONS. Each Fund, except Harbor Money Market Fund, may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign companies and governments will usually involve currencies of foreign countries and because each Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. In addition, each Fund may incur costs in connection with conversion between various currencies. Each such Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased. Fluctuations in differences in values between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by a Fund may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

  Harbor Bond Fund and Harbor Short Duration Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes when the Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

  If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to seek to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

  CURRENCY SWAPS, MORTGAGE SWAPS AND INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Harbor Bond Fund and Harbor Short Duration Fund may enter into currency swaps for hedging purposes and may also enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

  The Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

  The Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA of A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

  OPTIONS ON FOREIGN CURRENCIES. Each Fund, except Harbor Value Fund and Harbor Money Market Fund, may each purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Harbor Bond Fund and Harbor Short Duration Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Fund's option position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Harbor Bond Fund and Harbor Short Duration Fund may purchase call or put options on currency for non-hedging purposes when the Subadviser anticipates that the currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered to be illiquid securities and subject to the restriction on illiquid securities. See "Description of Securities and Investment Techniques -- Restricted Securities" above.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. To realize greater income than would be realized on portfolio securities transactions alone, a Fund (other than Harbor Money Market Fund) may write (sell) covered call and put options. A Fund may write and purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which the Fund may invest. A Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options, including options on foreign currencies, may be limited by the requirements of the Code for qualification as a regulated investment company.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund (other than Harbor Money Market Fund) may enter into futures contracts and purchase and sell options on such contracts.

  Each Fund may sell or purchase futures contracts only for hedging purposes. Harbor Bond Fund and Harbor Short Duration Fund may enter into futures contracts on debt securities. Harbor International Growth Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund may enter into futures contracts on securities indices. Each Fund, except Harbor Value Fund and Harbor Money Market Fund, may also enter into currency futures contracts. The Funds may enter into other types of futures contracts when they become available, provided they correspond to securities held by the relevant Fund.

  A Fund may engage in futures transactions for bona fide hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund may not purchase or sell futures contracts or options on futures for non-hedging purposes, if immediately thereafter the sum of initial margin deposits on the Fund's outstanding futures and options positions (net of the amount that positions are "in the money") and premiums paid for outstanding options on futures in connection with non-hedging positions, adjusted to reflect annualized profits and losses, would exceed 5% of the value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. In addition, a Fund's activities in futures contracts and options may be limited by the requirements of the Code for qualification as a regulated investment company.

  RISKS OF OPTIONS AND FUTURE STRATEGIES. Participation by a Fund in the options and futures markets involves investment risk and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Subadviser's prediction of movement in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures include: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter options, the risk of default by the counterparty; and the dependence upon the Subadviser's ability to correctly predict movements in the direction of interest rates and securities prices.

  SHORT SELLING. Each Fund, except Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, may attempt to limit exposure to a possible market decline in the value of portfolio securities through short sales of securities which the Subadviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, a Fund will borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.

  A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


  The Funds, except Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, may engage in short selling to the extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder. To the extent that a Fund engages in short sales it will provide collateral to the lender and (except in the case of short sales "against the box") also will maintain additional assets consisting of cash or liquid assets in a segregated account with the Fund's custodian. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third (or, in extraordinary circumstances, one-half) of the value of the Fund's net assets. These percentages may be varied by action of the Trustees. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase and sell when-issued securities and make contracts to purchase and sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price and this account is marked to market daily. This requirement must be met unless the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales.

                       PERFORMANCE AND YIELD INFORMATION

  MONEY MARKET FUND. From time to time quotations of Harbor Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include realized and unrealized gains and losses.

  OTHER FUNDS. From time to time a Fund, other than Harbor Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. The yield of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price (i.e. net asset value) per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (i.e. net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

  You should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to a shareholder's account or the income reported in a Fund's financial statements.

                             PORTFOLIO TRANSACTIONS

  The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. In the over-the-counter markets, securities (i.e. debt securities) are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Subadvisers. Higher commissions may be paid to broker-dealers that provide research services and the Subadvisers may enter into such arrangements.

  PORTFOLIO TURNOVER. Securities in a Fund's portfolio will be sold whenever the respective Subadviser believes it is appropriate to do so without regard to length of time the particular security may have been held. This policy is subject to certain requirements for qualification of a Fund as a regulated investment company under the Code. Each of the Funds will engage in portfolio trading if its Subadviser believes a transaction, net of costs (including custodian charges), will help in achieving such Fund's investment objective. The frequency of each Fund's portfolio transactions or turnover rate may vary from year to year depending on market conditions. A higher turnover rate involves greater expense to the Fund and could increase the Fund's realization of capital gains that would be taxable to shareholders upon distribution to them by the Fund. For the fiscal year ended October 31, 1996, the portfolio turnover rates for Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund were 132%, 193% and 1,278%, respectively. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate creates expenses for these Funds, the Subadvisers believe that the portfolio transactions are in the best interests of shareholders. Major shareholders of Harbor Short Duration Fund use it as a liquidity reserve and, therefore, there is frequent purchase and sales activity.

                       DISTRIBUTIONS AND TAX INFORMATION

  Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders and has qualified as such for its taxable year ended October 31, 1996. Each Fund intends to qualify as a regulated investment company for each taxable year. As a regulated investment company, a Fund will not be subject to Federal income or excise taxes on its net investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements imposed by the Code.

  Each of Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) and may be eligible to elect to pass such taxes and related foreign tax credits or deductions through to shareholders. Other Funds may also be subject to foreign taxes with respect to their foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Investment by any Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments in order to generate cash for distributions.

  Harbor Money Market Fund will declare a dividend of its net investment income (which is composed of dividends, if applicable, and interest less expenses) daily and distribute such dividend monthly. Each other Fund will declare and distribute a dividend of its net investment income including, in the case of Harbor International Growth Fund, Harbor International Fund II, Harbor International Fund, Harbor Bond Fund and Harbor Short Duration Fund, any net foreign exchange gains treated as ordinary income, if any, at least annually. Such distributions will be taxable to shareholders as ordinary income and, in the cases of Harbor Growth Fund, Harbor Capital Appreciation Fund and Harbor Value Fund, may qualify in part for a 70% dividends-received deduction for corporations, subject to the limitations on availability of the deduction and possible tax adjustments. Distributions reinvested in shares or paid in cash will be made shortly after the first business day of the month following declaration of the dividend. Certain dividends paid by a Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.

  Each Fund will distribute at least annually on or about the close of the calendar year its net short-term and long-term capital gains, if any. Distributions of the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, and distributions of the excess of net long-term capital gain over net short-term capital loss (taking into account any capital loss carryforwards used to offset net long-term or short-term capital gains) will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. Shareholders will be informed about the amount and character of distributions from a Fund for federal income tax purposes, which will be the same whether a shareholder receives cash distributions or reinvests in additional shares of the distributing Fund or exchanges into another Harbor Fund. Investors purchasing shares (other than shares of the Harbor Money Market Fund) just prior to a distribution should be aware that the share price at that time includes the amount of the forthcoming distribution, and the distribution will be taxable to them even though it represents a return of a portion of their investment.

  A Fund's transactions involving options, futures contracts, forward contracts and short sales, including such transactions involving foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of gains realized from the disposition of securities and certain other instruments held less than three months, which must be less than 30% of the Fund's gross income in any taxable year.

  Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as "backup withholding") 31% of reportable dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than shares of the Harbor Money Market Fund) if such numbers and certifications are not provided or if notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain payments to such persons may be subject to backup withholding.

  In addition to federal taxes, a shareholder may also be subject to foreign, state and local taxes on distributions of a Fund or the value of the shareholder's investment in the Fund depending on the laws of the jurisdictions in which the shareholder is subject to tax.

  DISTRIBUTION OPTIONS. You must select one of the following options and may change your selection as often as desired by notifying the Shareholder Servicing Agent in writing:

  Option A--  Dividends and capital gain distributions reinvested. This option will be assigned if no other option is specified and is the only option for Systematic Withdrawal Plans.

  Option B--  Dividends in cash; capital gain distributions reinvested.

  Option C--  Dividends and capital gain distributions in cash.

  Option D--  Dividends and capital gains from one Harbor Fund invested in shares of another Harbor Fund of your choice.

  Under Option A, dividends, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Options A and B, capital gain distributions, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Option D, dividends and capital gain distributions, net of any required withholding taxes, will be invested in full and fractional shares of another Harbor Fund at the net asset value determined at the close of business on the payable date, which is later than the date on which the dividend is declared. For federal income tax purposes, dividends and capital gain distributions are taxable as described below under "Distributions and Tax Information" whether paid in cash or reinvested under these options. For Harbor Money Market Fund, all dividends and capital gain distributions of $25 or less will be automatically reinvested.


  Unless otherwise instructed, Harbor Fund will send dividends and capital gain distributions elected to be received as cash to the address of record. If postal or other delivery service is unable to deliver checks to the address of record or if dividends and capital gain distributions are not cashed within sixty (60) days, the shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Neither Harbor Fund nor Harbor Transfer has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions distributed to a shareholder.


                        ORGANIZATION AND CAPITALIZATION


  Harbor was established as a Massachusetts business trust on May 20, 1986 and reorganized as a Delaware business trust on June 25, 1993. The Trustees of Harbor Fund are responsible for the overall management and supervision of its affairs. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order of the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.


  As of January 31, 1997, an Owens-Illinois Master Retirement Trust pension portfolio owned beneficially and of record 80% of the outstanding shares of beneficial interest of Harbor Short Duration Fund. As of January 31, 1997, the Owens-Illinois 401(k) Trust owned beneficially and of record 44%, 29% and 28% of the outstanding shares of beneficial interest of Harbor Growth Fund, Harbor Value Fund and Harbor Money Market Fund, respectively.

  Although all shareholders reserve the right to terminate their investments in any of the Funds at any time in the future, the Owens-Illinois Master Retirement Trust pension portfolio and Owens-Illinois savings plans have no present intention of doing so.

  Harbor does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of Harbor.

                                   APPENDIX A
                          PORTFOLIO COMPOSITION CHART
                                OCTOBER 31, 1996
                                HARBOR BOND FUND

                          SECURITY                            PERCENT OF NET ASSETS
                          --------                            ---------------------
U.S. Government Securities*.................................            53%
Short-Term Obligations and Other Assets.....................             9%
Debt -- Unrated by S&P......................................           N/A
Debt -- S&P Rating
  AAA.......................................................            13%
  AA........................................................             4%
  A.........................................................             4%
  BBB.......................................................             6%
  BB........................................................            10%
  B.........................................................             1%
                                                                       ---
                                                                       100%

-------------------------
* Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

  The chart above indicates the composition of Harbor Bond Fund's portfolio at October 31, 1996, with the debt securities rated by S&P separated into quality categories. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Trust may purchase securities in the various categories.

                              HARBOR FUND SUMMARY

Minimum Initial Investment                     $2,000

Minimum Subsequent Investment                  $500

Minimum Subsequent Account Balance             $1,000

Telephone Exchange                             Yes, if selected on application. Same minimum initial and
                                                 subsequent investments.

Telephone Redemption                           Yes, if selected on application.

UGMA, UTMA, profit-sharing, savings            $500 minimum initial investment; $100 minimum subsequent
  or pension plans                               investment; and $500 minimum subsequent account balance.

Systematic Investment Plan                     $500 minimum initial investment; $100 minimum subsequent
                                                 investment per month or quarter.

Systematic Withdrawal Plan                     $10,000 minimum initial balance to begin plan.

Systematic Exchange Plan                       $5,000 minimum initial balance to begin exchange out; $500 minimum initial balance to begin exchange in; $100 minimum subsequent exchange per month or quarter; minimum
                                                 requirement of six exchanges.

IRA Plans and Fees                             $500 minimum initial investment; $100 minimum subsequent
                                                 investment; and $500 minimum subsequent account balance.

                                  SUBADVISERS


HARBOR GROWTH FUND
Emerging Growth Advisors, Inc.
401 E. Pratt Street
Suite 211
Baltimore, Maryland 21202


HARBOR INTERNATIONAL GROWTH FUND
HARBOR CAPITAL APPRECIATION FUND
Jennison Associates Capital Corp.
466 Lexington Avenue
New York, New York 10017


HARBOR INTERNATIONAL FUND II
Summit International Investments, Inc.
125 Summer Street
Boston, Massachusetts 02110


HARBOR INTERNATIONAL FUND
Northern Cross Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX



HARBOR VALUE FUND
DePrince, Race & Zollo, Inc.
201 Orange Avenue, Suite 850
Orlando, Florida 32801

Richards & Tierney, Inc.
111 W. Jackson Blvd.
Chicago, Illinois 60604

HARBOR BOND FUND
Pacific Investment Management Company
840 Newport Center Drive
P.O. Box 6430
Newport Beach, California 92658-6430

HARBOR SHORT DURATION FUND
HARBOR MONEY MARKET FUND
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, New York 10166

TRUSTEES AND OFFICERS
Ronald C. Boller             Chairman, President
                             and Trustee
Howard P. Colhoun            Trustee
John P. Gould                Trustee
Rodger F. Smith              Trustee
Constance L. Souders         Secretary and
                             Treasurer
INVESTMENT ADVISER
Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666
DISTRIBUTOR AND
PRINCIPAL UNDERWRITER
HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 247-2477



SHAREHOLDER SERVICING AGENT
Harbor Transfer, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109

                              [HARBOR FUND LOGO]

                                 One SeaGate
                              Toledo, Ohio 43666
                                1-800-422-1050


10/97/238,000                                                             [LOGO]
                                                                  recycled paper

                                 HARBOR FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1997

The information on page 22 under the caption "The Subadvisers" is supplemented with the following information:

Effective May 2, 1997, Harbor Fund's Board of Trustees on behalf of Harbor Growth Fund appointed Emerging Growth Advisers, Inc., a registered investment adviser, as the Fund's subadviser. Therefore, Emerging Growth Advisers, Inc. hereby replaces all references to Nicholas-Applegate Capital Management, except for references to actual subadvisory fees paid to Nicholas-Applegate.

The shareholders of Harbor Fund approved the following fundamental investment restrictions for the Funds. Investment restrictions no. 1-12 under the caption "Investment Restrictions" are deleted and the following are added:

      Each Fund may not:

      1. with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities;

      2. borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as a financing;

      3. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

      4. invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances;

      5. issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

      6. purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

      7. generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

      8. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans; and

      9. notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

Although the restriction on borrowing has been changed, the Funds, other than Short Duration Fund, have no present intention to borrow money for investment purposes. Under the caption, "Investment Techniques - Borrowing" on page 3, the reference to Harbor Value Fund in the second sentence is deleted. The first full sentence in the carryover paragraph on page 4 is also deleted.

The Harbor Fund Board of Trustees approved the following non-fundamental investment restrictions. Investment restrictions no. (a) to (g) under the caption "Investment Restrictions" are deleted and the following added:

      Each Fund may not:

      (a) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales securities);

      (b)    make short sales of securities, except as permitted under the 1940
             Act;

      (c) purchase or sell any put or call options or any combination thereof, except that a Fund may (i) purchase and sell or write options on any futures contracts in to which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by a Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund's net assets;

      (d) acquire put and call options with a market value exceeding 5% of the value of a Fund's total assets;

      (e) invest more than 15% (10% in the case of Harbor Money Market Fund) of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

      (f) invest in other companies for the purpose of exercising control or management;

      (g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. Government, its agencies or instrumentalities do not represent interests in any industry.

Rule 17f-5 under the Investment Company Act (the "Rule"), governs how Harbor Fund and the Custodian manage relevant subcustody arrangements in foreign countries. The Rule has recently been amended. Harbor Fund intends to comply with the amended Rule. Accordingly, the disclosure under the caption "Foreign Securities" is changed as follows: The last two sentences in the carryover paragraph on page 5 are deleted.








Supplement Dated November 1, 1997